Exhibit 10.8

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

AMENDMENT NO. 3

TO SHARED SERVICES AGREEMENT

AND STATEMENT OF WORK #4

This Amendment No. 3 (this “Amendment”) is entered into as of December 29, 2025 (the “Amendment Effective Date”), by and between InveniAI LLC, a Delaware limited liability company (“InveniAI”), and Invea Therapeutics, Inc., a Delaware corporation (“Invea”).

RECITALS

WHEREAS, the parties entered into that certain Shared Services Agreement dated November 24, 2021, as amended by Amendment No. 1 and Amendment No. 2 (the “Agreement”);

WHEREAS, the parties entered into Statement of Work #4 effective January 1, 2024 (the “SOW”);

WHEREAS, the Agreement and SOW currently terminate on December 31, 2025; and

WHEREAS, the parties desire to extend the term of the Agreement and the SOW, to amend the scope and rates of services under the SOW as set forth herein and clarification of Section 9(f) Succession and Assignment

NOW, THEREFORE, in consideration of the mutual covenants herein, the parties agree as follows:

1.	Extension of Term of Agreement

Section 8(a) of the Agreement is hereby amended and restated in its entirety as follows:

“Unless terminated earlier in accordance with the terms hereof, the term of this Agreement shall commence as of the Effective Date and terminate upon December 31, 2026 (the ‘Term’), provided that the parties may extend the Term for additional one (1) year periods upon mutual agreement of the Parties in writing.”

2.	Extension of Term of Statement of Work #4

The Term section of Statement of Work #4 is hereby amended and restated in its entirety as follows:

“The term of this SOW shall begin on January 1, 2024 and shall terminate on December 31, 2026 (the ‘Term’), provided that the parties may extend the Term for additional one (1) year periods upon mutual agreement of the Parties in writing.”

3.	Amendment to Services and Rates under Statement of Work #4

The Services section and Table 1 (FTE Rates) of Statement of Work #4 are hereby amended and restated in their entirety as follows:

Services

In addition to the Services provided for in Exhibit B of the Agreement, InveniAI shall provide additional Services in accordance with Table 1 below.

Table 1. FTE Rates

FTE Type	Per Month Rate	FTE Requirements
VP of Translational Medicine	$[***]	100%
Medicinal Chemist	$[***]	100%
CMC Specialist	$[***]	100%

The foregoing rates represent the fully loaded cost of personnel services and related administrative overhead.

All other invoicing, payment, and Grid Note mechanics set forth in Statement of Work #4 and the Agreement shall remain unchanged.

4.	Clarification of Affiliate Performance.

For the avoidance of doubt, the parties hereby clarify that Section 9(f) (Succession and Assignment) of the Shared Services Agreement does not prohibit InveniAI LLC from performing the Services contemplated under the Agreement directly or through one or more of its Affiliates, including without limitation AlphaMeld Corporation. Any such performance by an Affiliate shall be deemed performance by InveniAI for all purposes under the Agreement and shall not constitute an assignment, delegation, or transfer of the Agreement or of any rights or obligations thereunder. InveniAI shall remain fully responsible and liable for the performance of the Services in accordance with the terms of the Agreement.

5.	No Other Modifications

Except as expressly amended hereby, the Agreement and Statement of Work #4 shall remain unchanged and in full force and effect. This Amendment constitutes a mutual written agreement for purposes of extending the Term under the Agreement and the SOW.

6.	Counterparts

This Amendment may be executed in counterparts and by electronic signature, each of which shall be deemed an original.

SIGNATURES

INVEA THERAPEUTICS, INC.

By:	/s/ Michael Aiello
Name:	Michael Aiello
Title:	Chief Financial Officer
Date:	29-Dec-2025 | 6:10 PM PST

INVENIAI LLC

By:	/s/ Krishnan Nandabalan
Name:	Krishnan Nandabalan
Title:	Chief Executive Officer
Date:	29-Dec-2025 | 4:51 PM PST

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